Exhibit 10.2

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of May 1, 2016 is between DAVID SHAPIRO, residing at the address on file with the Company (as defined below) (“Executive”), and PROPEL MEDIA, INC., a Delaware corporation having its principal office at 2010 Main Street, Suite 900, Irvine, CA 92614 (“Company”);

WHEREAS, Executive is employed as an officer of the Company pursuant to an employment agreement with Executive dated as of March 6, 2015 and amended as of April 22, 2016 (as previously amended, the “Employment Agreement”); and

WHEREAS, the parties hereto desire to amend the base salary in the Employment Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises, terms, covenants and conditions set forth herein and the performance of each, the parties hereby agree as follows:

IT IS AGREED:

1.                  Amendments.

(a)             Section 3.1 of the Employment Agreement is hereby amended by replacing it in its entirety with the following:

“3.1 Salary. The Company shall pay to Executive a salary (“Base Salary”) at the annual rate of $350,000. Executive’s compensation shall be paid in equal, periodic installments in accordance with the Company’s normal payroll procedures.”

(b)             All references to the Employment Agreement in the Employment Agreement or in any annex, exhibit or schedule thereto shall be deemed to be references to the Employment Agreement as amended hereby.

2.                  Miscellaneous. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect. This Amendment and the Employment Agreement, and any annexes, exhibits or schedules hereto or thereto, set forth the entire agreement of the parties relating to the employment of Executive and are intended to supersede all prior negotiations, understandings and agreements between Executive and the Company or any of its subsidiaries. This Amendment shall be governed in all respects in accordance with the provisions of Section 6.4 of the Employment Agreement. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. This Amendment may be executed in any number of identical counterparts, each of which shall be deemed to be an original, and all of which shall collectively constitute a single agreement, fully binding and enforceable against the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

PROPEL MEDIA, INC.

/s/Marv Tseu
By: Marv Tseu, President

/s/ David Shapiro
David Shapiro

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